Exhibit 21

List of Subsidiaries of Equity Residential

	Entity	Formation State

1	1145 Acquisition, L.L.C.	Delaware
2	402 West 38th Street Corp.	New York
3	Amberton Apartments, L.L.C.	Virginia
4	Amberwood Apartments of Bartow County, Ltd.	Georgia
5	ANE Associates, L.L.C.	Delaware
6	Argus Land Company, Inc.	Alabama
7	Arrington Place Condominium Association	Washington
8	Artery Northampton Limited Partnership	Maryland
9	Avon Place Condominium Association, Inc.	Connecticut
10	Avonplace Associates, L.L.C.	Delaware
11	Balaton Condominium, LLC	Delaware
12	Barcelona Condominium, LLC	Delaware
13	BEL Apartment Properties Trust	Maryland
14	BEL Communities Property Trust	Maryland
15	BEL Multifamily Property Trust	Maryland
16	BEL Multifamily, L.L.C.	Delaware
17	BEL Residential Properties Trust	Maryland
18	BEL-APT, L.L.C.	Delaware
19	BEL-Communities, L.L.C.	Delaware
20	BEL-EQR I Limited Partnership	Illinois
21	BEL-EQR I, L.L.C.	Delaware
22	BEL-EQR II Limited Partnership	Illinois
23	BEL-EQR II, L.L.C.	Delaware
24	BEL-EQR III Limited Partnership	Illinois
25	BEL-EQR III, L.L.C.	Delaware
26	BEL-EQR IV Limited Partnership	Illinois
27	BEL-EQR IV, L.L.C.	Delaware
28	BEL-EQR Bainbridge, LLC	Delaware
29	BEL-EQR Banyan Lake, LLC	Delaware
30	BEL-EQR Eagle Rim, LLC	Delaware
31	BEL-EQR Highland Grove, LLC	Delaware
32	BEL-EQR San Tropez, LLC	Delaware
33	BEL-EQR Northlake GP, LLC	Delaware
34	BEL-RES, L.L.C.	Delaware
35	Belle Arts Condominium Association	Washington
36	Bridge Pointe Apartments, Ltd.	Florida
37	Brookside Place Associates, L.P.	California
38	Brookside Place G.P. Corp.	Delaware
39	Buena Vista Place Associates	Florida
40	Canterbury Apartments, L.L.C.	Maryland
41	Canyon Creek Village Associates, L.P.	California
42	Canyon Creek Village G.P. Corp.	Delaware
43	CAPREIT Clarion Limited Partnership	Georgia
44	CAPREIT Creekwood Limited Partnership	North Carolina
45	CAPREIT Garden Lake Limited Partnership	Georgia
46	CAPREIT Hidden Oaks Limited Partnership	North Carolina
47	CAPREIT Highland Grove Limited Partnership	Georgia
48	CAPREIT Mariner’s Wharf Limited Partnership	Florida
49	CAPREIT Northlake Limited Partnership	Florida
50	CAPREIT Silver Springs Limited Partnership	Florida
51	CAPREIT Westwood Pines Limited Partnership	Florida
52	CAPREIT Woodcrest Villa Limited Partnership	Michigan
53	Carleton Court Apartments of Ann Arbor, Ltd.	Ohio
54	Carrollwood Place Limited Partnership	Texas
55	Cedar Crest General Partnership	Illinois
56	Centerpoint Apartment Associates, Ltd.	Alabama
57	Charles River Park “D” Company	Massachusetts
58	Chinatown Gateway, L.L.C.	Delaware
59	Cobblestone Village Community Rentals, L.P.	California
60	Cobblestone Village G.P. Corp.	Delaware
61	Country Club Associates Limited Partnership	Maryland
62	Country Club Condominium, L.L.C.	Delaware
63	Country Oaks Associates, L.P.	California
64	Country Oaks G.P. Corp.	Delaware
65	Country Ridge General Partnership	Illinois
66	CRICO of Fountain Place Limited Partnership	Minnesota
67	CRICO of Ocean Walk Limited Partnership	Florida
68	Crowntree Lee Vista, L.L.C.	Delaware
69	CRP Service Company, L.L.C.	Delaware
70	CRSI SPV 103, Inc.	Delaware
71	CRSI SPV 30130, Inc.	Delaware
72	CRSI SPV 30150, Inc.	Delaware
73	CRSI SPV 30197, Inc.	Delaware
74	Deerfield Associates, L.P.	California
75	Deerfield G.P. Corp.	Delaware
76	Del Rey Holding, LLC	Delaware

	Entity	Formation State

77	Duxford Insurance Company, LLC	Vermont
78	Duxford LLC	Delaware
79	E-Lodge Associates Limited Partnership	Illinois
80	EC-500 Elliott, L.L.C.	Delaware
81	EC-Alexandria, LLC	Delaware
82	EC-Arrington Place, LLC	Delaware
83	EC-Belle Arts, L.L.C.	Delaware
84	EC-Bordeaux, L.L.C.	Delaware
85	EC-Braewood, L.L.C.	Delaware
86	EC-Dania Beach Club, LLC	Delaware
87	EC-Fairway Greens, L.L.C.	Delaware
88	EC-Fifth Avenue North, L.L.C.	Delaware
89	EC-Grand Marquis, L.L.C.	Delaware
90	EC-Hamilton Villas GP, LLC	Delaware
91	EC-Hamilton Villas, LP	Delaware
92	EC-Magnuson Pointe, L.L.C.	Delaware
93	EC-Martine, LLC	Delaware
94	EC-Milano Terrace, L.L.C.	Delaware
95	EC-Mission Verde, LLC	Delaware
96	EC-Mission Verde, LP	Delaware
97	EC-Pacific Cove, L.L.C.	Delaware
98	EC-Park Bloomingdale, L.L.C.	Delaware
99	EC-Sage, LLC	Delaware
100	EC-South Palm Place, L.L.C.	Delaware
101	EC-Sterling Heights, L.L.C.	Delaware
102	EC-Timber Ridge, L.L.C.	Delaware
103	EC-Tuscany Villas, L.L.C.	Delaware
104	ECH-GFR, Inc.	Ohio
105	Edgewater Community Rentals, L.P.	California
106	Edgewater G.P. Corp.	Delaware
107	EQR (1999) Hampden Town Center LLC	Delaware
108	EQR (1999) Homestead LLC	Delaware
109	EQR (1999) Master Limited Liability Company	Delaware
110	EQR (1999) Towers LLC	Delaware
111	EQR (1999) Warner Ridge LLC	Delaware
112	EQR (1999) Warner Ridge Phase III LLC	Delaware
113	EQR (2000) Ballpark Lofts LLC	Delaware
114	EQR (2000) Concord LLC	Delaware
115	EQR (2000) Harbour Pointe LLC	Delaware
116	EQR (2000) Master Liability Company	Delaware
117	EQR - S & T, L.L.C.	Delaware
118	EQR Chase Knolls Lender LLC	Delaware
119	EQR Ironwood, L.L.C.	Delaware
120	EQR Marks A, L.L.C.	Delaware
121	EQR Marks B, L.L.C.	Delaware
122	EQR No. Four Master Limited Partnership	Delaware
123	EQR No. One Master Limited Partnership	Delaware
124	EQR No. Three Master Limited Partnership	Delaware
125	EQR No. Two Master Limited Partnership	Delaware
126	EQR-12th & Massachusetts, LLC	Delaware
127	EQR-140 Riverside A, L.L.C.	Delaware
128	EQR-140 Riverside B, L.L.C.	Delaware
129	EQR-140 Riverside C, L.L.C.	Delaware
130	EQR-140 Riverside D, L.L.C.	Delaware
131	EQR-140 Riverside E, L.L.C.	Delaware
132	EQR-140 Riverside F, L.L.C.	Delaware
133	EQR-160 Riverside A, L.L.C.	Delaware
134	EQR-160 Riverside B, L.L.C.	Delaware
135	EQR-160 Riverside C, L.L.C.	Delaware
136	EQR-160 Riverside D, L.L.C.	Delaware
137	EQR-160 Riverside E, L.L.C.	Delaware
138	EQR-160 Riverside F, L.L.C.	Delaware
139	EQR-160 Riverside G, L.L.C.	Delaware
140	EQR-160 Riverside H, L.L.C.	Delaware
141	EQR-160 Riverside I, L.L.C.	Delaware
142	EQR-180 Riverside A, L.L.C.	Delaware
143	EQR-180 Riverside B, L.L.C.	Delaware
144	EQR-180 Riverside C, L.L.C.	Delaware
145	EQR-180 Riverside D, L.L.C.	Delaware
146	EQR-180 Riverside E, L.L.C.	Delaware
147	EQR-180 Riverside F, L.L.C.	Delaware
148	EQR-180 Riverside G, L.L.C.	Delaware
149	EQR-180 Riverside H, L.L.C.	Delaware
150	EQR-228 West 71st, LLC	Delaware
151	EQR-2400 Residential, L.L.C.	Delaware
152	EQR-41 West 86th, LLC	Delaware
153	EQR-50 West 77th, LLC	Delaware
154	EQR-600 Washington, L.L.C.	Delaware
155	EQR-71 Broadway A, L.L.C.	Delaware
156	EQR-71 Broadway B, L.L.C.	Delaware

	Entity	Formation State

157	EQR-71 Broadway C, L.L.C.	Delaware
158	EQR-71 Broadway D, L.L.C.	Delaware
159	EQR-71 Broadway E, L.L.C.	Delaware
160	EQR-71 Broadway F, L.L.C.	Delaware
161	EQR-722 W. Kennedy, LLC	Delaware
162	EQR-740 River Drive, L.L.C.	Delaware
163	EQR-2300 Elliott, LLC	Delaware
164	EQR-Academy Village SPE, L.L.C.	Delaware
165	EQR-Academy Village, L.L.C.	Delaware
166	EQR-Acton Berkeley Limited Partnership	Delaware
167	EQR-Acton Berkeley, LLC	Delaware
168	EQR-Alafaya Exchange, L.L.C.	Delaware
169	EQR-Alafaya, L.L.C.	Delaware
170	EQR-Alexan Terrace, L.L.C.	Delaware
171	EQR-Alexandria Orlando, L.L.C.	Delaware
172	EQR-Alexandria, L.L.C.	Delaware
173	EQR-Alta Crest, L.L.C.	Delaware
174	EQR-Arboretum, L.L.C.	Delaware
175	EQR-Arden Villas, L.L.C.	Delaware
176	EQR-ArtBHolder, L.L.C.	Delaware
177	EQR-ArtCapLoan, L.L.C.	Delaware
178	EQR-Artech Berkeley Limited Partnership	Delaware
179	EQR-Artech Berkeley LLC	Delaware
180	EQR-Autumn River, L.L.C.	Delaware
181	EQR-Avanti, L.L.C.	Delaware
182	EQR-Avanti, L.P.	Delaware
183	EQR-Azure Creek, LLC	Delaware
184	EQR-Bachenheimer Berkeley Limited Partnership	Delaware
185	EQR-Bachenheimer Berkeley, LLC	Delaware
186	EQR-Barrington, L.L.C.	Delaware
187	EQR-Bay Hill Conversion, LLC	Delaware
188	EQR-Bay Hill, LP	Delaware
189	EQR-Bella Vista, LLC	Delaware
190	EQR-Bellagio, L.L.C.	Delaware
191	EQR-Bellevue Meadow GP Limited Partnership	Washington
192	EQR-Bellevue Meadow Limited Partnership	Washington
193	EQR-Berkeleyan Berkeley Limited Partnership	Delaware
194	EQR-Berkeleyan Berkeley, LLC	Delaware
195	EQR-Bond Partnership	Georgia
196	EQR-Boynton I, L.L.C.	Delaware
197	EQR-Boynton II, L.L.C.	Delaware
198	EQR-Bradley Park, L.L.C.	Delaware
199	EQR-Braintree, L.L.C.	Delaware
200	EQR-Bramblewood GP Limited Partnership	California
201	EQR-Bramblewood Limited Partnership	California
202	EQR-Breton Hammocks Financing Limited Partnership	Illinois
203	EQR-Breton Hammocks Vistas, Inc.	Illinois
204	EQR-Briarwood GP Limited Partnership	California
205	EQR-Briarwood Limited Partnership	California
206	EQR-Brookdale Village, L.L.C.	Delaware
207	EQR-BS Financing Limited Partnership	Illinois
208	EQR-California Exchange, L.L.C.	Delaware
209	EQR-Camellero Financing Limited Partnership	Illinois
210	EQR-Camellero Vistas, Inc.	Illinois
211	EQR-Cape House I, LLC	Delaware
212	EQR-Cape House I, LP	Delaware
213	EQR-Cape House II, LLC	Delaware
214	EQR-Carmel Terrace Vistas, Inc.	Illinois
215	EQR-Cedar Ridge GP, L.L.C.	Delaware
216	EQR-Cedar Ridge Limited Partnership	Illinois
217	EQR-Cedar Springs, LP	Delaware
218	EQR-Cedar Springs, LLC	Delaware
219	EQR-Centennial Court, L.L.C.	Delaware
220	EQR-Centennial Tower, L.L.C.	Delaware
221	EQR-Chardonnay Park, L.L.C.	Delaware
222	EQR-Chase Oaks, LP	Delaware
223	EQR-Chase Oaks, LLC	Delaware
224	EQR-Chelsea, LLC	Delaware
225	EQR-Chelsea Square GP Limited Partnership	Washington
226	EQR-Chelsea Square Limited Partnership	Washington
227	EQR-Cherry Hill, L.L.C.	Delaware
228	EQR-Chickasaw Crossing, Inc.	Illinois
229	EQR-Chickasaw Crossing, L.L.C.	Delaware
230	EQR-Chinatown Gateway, L.L.C.	Delaware
231	EQR-CHMV GP, LLC	Delaware
232	EQR-CHMV, LP	Delaware
233	EQR-Church Corner, L.L.C.	Delaware
234	EQR-Coachman Trails, L.L.C.	Delaware
235	EQR-Codelle Limited Partnership	Illinois
236	EQR-Codelle, L.L.C.	Delaware

	Entity	Formation State

237	EQR-Connor Limited Partnership	Illinois
238	EQR-Connor, L.L.C.	Delaware
239	EQR-Continental Villas Financing Limited Partnership	Illinois
240	EQR-Continental Vistas, Inc.	Illinois
241	EQR-Country Club Lakes, L.L.C.	Delaware
242	EQR-Creekside Oaks General Partnership	Illinois
243	EQR-Cypress Lake, L.L.C.	Delaware
244	EQR-Dartmouth Woods General Partnership	Illinois
245	EQR-Deer Creek, L.L.C.	Delaware
246	EQR-Deerwood Vistas, Inc.	Illinois
247	EQR-Del Lago Vistas, Inc.	Illinois
248	EQR-District Holding, LLC	Delaware
249	EQR-Doral Financing Limited Partnership	Illinois
250	EQR-Dublin I, LLC	Delaware
251	EQR-Dulles, LLC	Delaware
252	EQR-East 27th Street Apartments, LLC	Delaware
253	EQR-Eastbridge, L.L.C.	Delaware
254	EQR-Eastbridge, L.P.	Illinois
255	EQR-Ellipse, LLC	Delaware
256	EQR-Emerald Place Financing Limited Partnership	Illinois
257	EQR-EOI Financing Limited Partnership	Illinois
258	EQR-Essex Place Financing Limited Partnership	Illinois
259	EQR-EWR GP, LLC	Delaware
260	EQR-Exchange, LLC	Delaware
261	EQR-Fairfax Corner, L.L.C.	Delaware
262	EQR-Fairfield, L.L.C.	Delaware
263	EQR-Fancap 2000A Limited Partnership	Illinois
264	EQR-Fancap 2000A, L.L.C.	Delaware
265	EQR-Fankey 2004 Limited Partnership	Illinois
266	EQR-Fankey 2004, L.L.C.	Delaware
267	EQR-Fanwell 2007 GP, LLC	Delaware
268	EQR-Fanwell 2007 Limited Partnership	Delaware
269	EQR-Fielders Crossing GP, L.L.C.	Delaware
270	EQR-Fielders Crossing Limited Partnership	Illinois
271	EQR-Fine Arts Berkeley Limited Partnership	Delaware
272	EQR-Fine Arts Berkeley, LLC	Delaware
273	EQR-Flatlands, L.L.C.	Delaware
274	EQR-Fourth Towne Centre, LLC	Maryland
275	EQR-Fresca 2009, LP	Delaware
276	EQR-Fresca 2009, LLC	Delaware
277	EQR-Frewac 2008 GP, LLC	Delaware
278	EQR-Frewac 2008 Limited Partnership	Delaware
279	EQR-Gaia Berkeley Limited Partnership	Delaware
280	EQR-Gaia Berkeley, LLC	Delaware
281	EQR-Gallery Apartments Limited Partnership	Illinois
282	EQR-Gallery, L.L.C.	Delaware
283	EQR-Gateway at Malden Center, LLC	Delaware
284	EQR-Georgian Woods, L.L.C.	Delaware
285	EQR-Glendale, LLC	Delaware
286	EQR-Governor’s Place Financing Limited Partnership	Illinois
287	EQR-Governor’s Vistas, Inc.	Illinois
288	EQR-Grandview I GP Limited Partnership	Nevada
289	EQR-Grandview I Limited Partnership	Nevada
290	EQR-Grandview II GP Limited Partnership	Nevada
291	EQR-Grandview II Limited Partnership	Nevada
292	EQR-Greenhaven GP Limited Partnership	California
293	EQR-Greenhaven Limited Partnership	California
294	EQR-Hampshire Place Conversion, LLC	Delaware
295	EQR-Hampshire Place, LP	Delaware
296	EQR-Harbor Steps Member, L.L.C.	Delaware
297	EQR-Harbor Steps, L.L.C.	Delaware
298	EQR-Heritage Ridge, L.L.C.	Delaware
299	EQR-Heritage Ridge, L.P.	Delaware
300	EQR-Herndon, L.L.C.	Delaware
301	EQR-Heronfield, LLC	Delaware
302	EQR-Highlands Ranch, L.L.C.	Delaware
303	EQR-Highlands, LLC	Delaware
304	EQR-Hill/Chavez, L.L.C.	Delaware
305	EQR-Holding, LLC	Delaware
306	EQR-Holding, LLC2	Delaware
307	EQR-Hudson Crossing A, L.L.C.	Delaware
308	EQR-Hudson Crossing B, L.L.C.	Delaware
309	EQR-Hudson Crossing C, L.L.C.	Delaware
310	EQR-Hudson Crossing D, L.L.C.	Delaware
311	EQR-Hudson Crossing E, L.L.C.	Delaware
312	EQR-Hudson Pointe, L.L.C.	Delaware
313	EQR-Huntington Park Vistas, Inc.	Illinois
314	EQR-Hyattsville, LLC	Delaware
315	EQR-Ivory Wood, L.L.C.	Delaware
316	EQR-Keystone Financing G.P.	Illinois

	Entity	Formation State

317	EQR-Kings Colony, L.L.C.	Delaware
318	EQR-La Terrazza at Colma Station GP, LLC	Delaware
319	EQR-La Terrazza at Colma Station Limited Partnership	Delaware
320	EQR-Lake Underhill, L.L.C.	Delaware
321	EQR-Lakeshore at Preston, LLC	Illinois
322	EQR-Lakeville Resort General Partnership	Illinois
323	EQR-Lawrence, L.L.C.	Delaware
324	EQR-Lexford Lender, L.L.C.	Delaware
325	EQR-Lexington Farm, L.L.C.	Delaware
326	EQR-Lincoln Braintree, L.L.C.	Delaware
327	EQR-Lincoln Fairfax, L.L.C.	Delaware
328	EQR-Lincoln Laguna Clara L.P.	Delaware
329	EQR-Lincoln Santa Clara L.L.C.	Delaware
330	EQR-Lincoln Village (CA) I Limited Partnership	California
331	EQR-Lincoln Village (CA) II Limited Partnership	California
332	EQR-Lincoln Village I Vistas, Inc.	Illinois
333	EQR-Lincoln Village II Vistas, Inc.	Illinois
334	EQR-Lincoln Village III Vistas, Inc.	Illinois
335	EQR-Lindbergh Place, L.L.C.	Delaware
336	EQR-Lodge (OK) GP Limited Partnership	Illinois
337	EQR-Lombard, L.L.C.	Delaware
338	EQR-Longwood Vistas, Inc.	Illinois
339	EQR-Loudoun, L.L.C.	Delaware
340	EQR-LPC Urban Renewal North Pier, L.L.C.	New Jersey
341	EQR-Manchester Hill Vistas, Inc.	Illinois
342	EQR-Marina Bay Apartments, L.L.C.	Delaware
343	EQR-Marina Bay, L.L.C.	Delaware
344	EQR-Market Village Conversion, LLC	Delaware
345	EQR-Market Village, LP	Delaware
346	EQR-Marks West, L.L.C.	Delaware
347	EQR-Martins Landing, L.L.C.	Delaware
348	EQR-Marymont Vistas, Inc.	Illinois
349	EQR-Melrose, LP	Delaware
350	EQR-Melrose, LLC	Delaware
351	EQR-MET CA Financing Limited Partnership	Illinois
352	EQR-MHL McCaslin Hidden Lakes, LLC	Texas
353	EQR-Mill Creek II, LLC	Delaware
354	EQR-Mill Creek, L.L.C.	Delaware
355	EQR-Millbrook I, L.L.C.	Delaware
356	EQR-Miramar Lakes, L.L.C.	Delaware
357	EQR-Mission Hills, LLC	Delaware
358	EQR-Missions at Sunbow, L.L.C.	Delaware
359	EQR-Missouri, L.L.C.	Delaware
360	EQR-MLP 1, L.L.C.	Delaware
361	EQR-MLP 2, L.L.C.	Delaware
362	EQR-MLP 3, L.L.C.	Delaware
363	EQR-MLP 4, L.L.C.	Delaware
364	EQR-MLTA Apartments, LLC	Texas
365	EQR-Montclair Reserve, LLC	Delaware
366	EQR-Montclair, LLC	Delaware
367	EQR-Monte Viejo, L.L.C.	Delaware
368	EQR-Mosaic, L.L.C.	Delaware
369	EQR-Mountain Shadows GP Limited Partnership	Nevada
370	EQR-Mountain Shadows Limited Partnership	Nevada
371	EQR-MR McCaslin Riverhill, LLC	Texas
372	EQR-NEW LLC	Delaware
373	EQR-NEW LLC3	Maryland
374	EQR-New Carlyle, LP	Delaware
375	EQR-New Carlyle, LLC	Delaware
376	EQR-Newport Vistas, Inc.	Illinois
377	EQR-North Creek, L.L.C.	Delaware
378	EQR-North Pier, L.L.C.	Delaware
379	EQR-Northampton II Vistas, Inc.	Illinois
380	EQR-Oak Mill, L.L.C.	Delaware
381	EQR-Oak, LLC	Delaware
382	EQR-Oaks at Falls Church, LLC	Delaware
383	EQR-Orchard Ridge Vistas, Inc.	Illinois
384	EQR-Oregon, L.L.C.	Delaware
385	EQR-Overlook Manor II, L.L.C.	Delaware
386	EQR-Oxford & Sussex Vistas, Inc.	Illinois
387	EQR-Palm Harbor, L.L.C.	Delaware
388	EQR-Palm Trace Landing, L.L.C.	Delaware
389	EQR-Paradise Pointe Vistas, Inc.	Illinois
390	EQR-Parc Vue, L.L.C.	Delaware
391	EQR-Park Place I General Partnership	Illinois
392	EQR-Park Place II General Partnership	Illinois
393	EQR-Park West (CA) Vistas, Inc.	Illinois
394	EQR-Parkside Limited Partnership	Texas
395	EQR-Peachtree A, L.L.C.	Delaware
396	EQR-Peachtree, L.L.C.	Delaware

	Entity	Formation State

397	EQR-Pembroke Bay, L.L.C.	Delaware
398	EQR-Perimeter Center, L.L.C.	Delaware
399	EQR-Phipps, L.L.C.	Delaware
400	EQR-Piedmont, L.L.C.	Delaware
401	EQR-Pine Harbour Vistas, Inc.	Illinois
402	EQR-Plantation Financing Limited Partnership	Illinois
403	EQR-Plantation Vistas, Inc.	Illinois
404	EQR-Plantation, L.L.C.	Delaware
405	EQR-Pleasant Ridge Limited Partnership	Texas
406	EQR-Port Royale Vistas, Inc.	Illinois
407	EQR-Portland Center, L.L.C.	Delaware
408	EQR-Prime, L.L.C.	Delaware
409	EQR-Promenade Terrace GP, LLC	Delaware
410	EQR-Promenade Terrace Limited Partnership	Delaware
411	EQR-Prospect Towers Phase II LLC	Delaware
412	EQR-QRS Highline Oaks, Inc.	Illinois
413	EQR-Quail Run Vistas, Inc.	Illinois
414	EQR-Raleigh Vistas, Inc.	Illinois
415	EQR-Ranch at Fossil Creek, L.L.C.	Delaware
416	EQR-Ranch at Fossil Creek, L.P.	Texas
417	EQR-Ravens Crest Vistas, Inc.	Illinois
418	EQR-Redmond Ridge, L.L.C.	Delaware
419	EQR-Redmond Way, LLC	Delaware
420	EQR-Regency Park, LLC	Delaware
421	EQR-Rehab Master GP, L.L.C.	Delaware
422	EQR-Rehab Master Limited Partnership	Delaware
423	EQR-Reserve Square Limited Partnership	Illinois
424	EQR-Retail Marks, L.L.C.	Delaware
425	EQR-RID SP, L.L.C.	Delaware
426	EQR-River Park Limited Partnership	Illinois
427	EQR-Riverside Corp.	Delaware
428	EQR-Riverside Market, L.L.C.	Delaware
429	EQR-Riverview Condos, L.L.C.	Delaware
430	EQR-Saddle Ridge Vistas, Inc.	Illinois
431	EQR-Sawgrass Cove Vistas, Inc.	Illinois
432	EQR-Scarborough Square, L.L.C.	Delaware
433	EQR-Shadow Creek, L.L.C.	Delaware
434	EQR-Siena Terrace, L.L.C.	Delaware
435	EQR-Skylark Limited Partnership	Delaware
436	EQR-Skyline Towers, L.L.C.	Delaware
437	EQR-Smoketree, LLC	Delaware
438	EQR-Sombra 2008 GP, LLC	Delaware
439	EQR-Sombra 2008 Limited Partnership	Delaware
440	EQR-South Plainfield I, L.P.	Delaware
441	EQR-South Plainfield, L.L.C.	Delaware
442	EQR-Southwood GP Limited Partnership	California
443	EQR-Southwood Limited Partnership	California
444	EQR-Southwood LP I Limited Partnership	California
445	EQR-Southwood LP II Limited Partnership	California
446	EQR-Stonelake GP, L.L.C.	Delaware
447	EQR-Stonelake Limited Partnership	Illinois
448	EQR-Stoneleigh A, L.L.C.	Delaware
449	EQR-Stoneleigh B, L.L.C.	Delaware
450	EQR-Stoney Ridge SPE, L.L.C.	Delaware
451	EQR-Stoney Ridge, L.L.C.	Delaware
452	EQR-Stonybrook, L.L.C.	Delaware
453	EQR-Summer Creek, L.L.C.	Delaware
454	EQR-Summerwood Limited Partnership	California
455	EQR-Surrey Downs GP Limited Partnership	Washington
456	EQR-Surrey Downs Limited Partnership	Washington
457	EQR-Surrey Downs LP Limited Partnership	California
458	EQR-SWN Line Financing Limited Partnership	Illinois
459	EQR-SWN Line Vistas, Inc.	Illinois
460	EQR-Talleyrand, L.L.C.	Delaware
461	EQR-Tanasbourne Terrace Financing Limited Partnership	Illinois
462	EQR-Tberry Isle Limited Partnership	Delaware
463	EQR-Teresina Limited Partnership	Delaware
464	EQR-Teresina, LLC	Delaware
465	EQR-The Ashton Limited Partnership	Delaware
466	EQR-The Carlyle, L.L.C.	Delaware
467	EQR-The Carlyle, L.P.	Illinois
468	EQR-The Lakes at Vinings, L.L.C.	Delaware
469	EQR-The Oaks, LLC	Delaware
470	EQR-The Palms, L.L.C.	Delaware
471	EQR-The Plantations (NC) Vistas, Inc.	Illinois
472	EQR-The Retreat, L.L.C.	Delaware
473	EQR-The Ridge, L.L.C.	Delaware
474	EQR-The Waterford at Orange Park, Inc.	Illinois
475	EQR-The Waterford at Orange Park, L.L.C.	Delaware
476	EQR-Timberwood GP Limited Partnership	Colorado

	Entity	Formation State

477	EQR-Timberwood Limited Partnership	Colorado
478	EQR-Touriel Berkeley Limited Partnership	Delaware
479	EQR-Touriel Berkeley, LLC	Delaware
480	EQR-Townhomes of Meadowbrook, L.L.C.	Delaware
481	EQR-Trails at Dominion General Partnership	Illinois
482	EQR-Turnberry, LP	Delaware
483	EQR-Turnberry, L.L.C.	Delaware
484	EQR-Turnberry Isle, LLC	Delaware
485	EQR-Turtle Run, L.L.C.	Delaware
486	EQR-Uptown Square, L.L.C.	Delaware
487	EQR-Urban Renewal 77 Hudson Street, L.L.C.	New Jersey
488	EQR-Urban Renewal Jersey City, L.L.C.	New Jersey
489	EQR-Uwajimaya Village, L.L.C.	Delaware
490	EQR-Valencia, L.L.C.	Delaware
491	EQR-Valley Park South Financing Limited Partnership	Illinois
492	EQR-Victor, L.L.C.	Delaware
493	EQR-Victor, L.P.	Delaware
494	EQR-View Pointe, L.L.C.	Delaware
495	EQR-Villa Long Beach, L.L.C.	Delaware
496	EQR-Villa Serenas General Partnership	Illinois
497	EQR-Villa Serenas Successor Borrower, L.L.C.	Delaware
498	EQR-Villa Solana Vistas, Inc.	Illinois
499	EQR-Village Oaks, LLC	Illinois
500	EQR-Villas of Josey Ranch GP, L.L.C.	Delaware
501	EQR-Villas of Josey Ranch, LLC	Illinois
502	EQR-Vinings at Ashley Lake, L.L.C.	Delaware
503	EQR-Vintage I, L.L.C.	Delaware
504	EQR-Vintage II, L.L.C.	Delaware
505	EQR-Vista del Lago, LLC	Delaware
506	EQR-Vista del Lago, LP	Delaware
507	EQR-Virginia, L.L.C.	Delaware
508	EQR-Warwick, L.L.C.	Delaware
509	EQR-Washington Fox Run Vistas, Inc.	Illinois
510	EQR-Washington, L.L.C.	Delaware
511	EQR-Waterfall, L.L.C.	Delaware
512	EQR-Waterford Place, L.L.C.	Delaware
513	EQR-Watermarke I, LLC	Delaware
514	EQR-Watermarke II, LLC	Delaware
515	EQR-Waterside, L.L.C.	Delaware
516	EQR-Waterways, L.L.C.	Delaware
517	EQR-Watson General Partnership	Illinois
518	EQR-Wellfan 2008 GP, LLC	Delaware
519	EQR-Wellfan 2008 Limited Partnership	Delaware
520	EQR-Wellington Green, L.L.C.	Delaware
521	EQR-Wellington Hill Financing Limited Partnership	Illinois
522	EQR-Wellington, L.L.C.	Delaware
523	EQR-West Coast Portfolio GP, LLC	Delaware
524	EQR-Westfield Village, L.L.C.	Delaware
525	EQR-Westport, L.L.C.	Delaware
526	EQR-Weyer Vistas, Inc.	Illinois
527	EQR-Whisper Creek, L.L.C.	Delaware
528	EQR-Wimberly Apartment Homes, LLC	Texas
529	EQR-Windemere, LLC	Delaware
530	EQR-Windsor at Fair Lakes, L.L.C.	Delaware
531	EQR-Winston, LLC	Delaware
532	EQR-Woodridge I GP Limited Partnership	Colorado
533	EQR-Woodridge I Limited Partnership	Colorado
534	EQR-Woodridge II GP Limited Partnership	Colorado
535	EQR-Woodridge II Limited Partnership	Colorado
536	EQR-Woodridge III Limited Partnership	Colorado
537	EQR-Woodridge, L.L.C.	Delaware
538	EQR-Woodside Vistas, Inc.	Illinois
539	EQR-Worldgate, LLC	Delaware
540	EQR-Wyndridge II, L.L.C.	Delaware
541	EQR-Wyndridge III, L.L.C.	Delaware
542	EQR-Yorktowne Financing Limited Partnership	Illinois
543	EQR-Zurich, L.L.C.	Delaware
544	EQR/KB California RCI LLC	Delaware
545	EQR/Lincoln Fort Lewis Communities LLC	Delaware
546	EQR/Lincoln Guaranty Credit Limited Partnership	Delaware
547	EQR/Lincoln RCI Southeast LLC	Delaware
548	Equity Apartment Management, LLC	Delaware
549	Equity Corporate Housing, Inc.	Ohio
550	Equity Marina Bay Phase II, L.L.C.	Delaware
551	Equity Residential Condominiums, LLC	Delaware
552	Equity Residential Foundation	Illinois
553	Equity Residential Management, L.L.C.	Delaware
554	Equity Residential Mortgage Holding Corp.	Delaware
555	Equity Residential Properties Management Corp.	Delaware
556	Equity Residential Properties Management Corp. II	Delaware

	Entity	Formation State

557	Equity Residential Properties Management Corp. Protective Trust	Delaware
558	Equity Residential REIT Services Inc.	Delaware
559	Equity Residential Services II, LLC	Illinois
560	Equity Residential Services, L.L.C.	Delaware
561	Equity-Lodge Venture Limited Partnership	Illinois
562	Equity-Tasman Apartments LLC	Delaware
563	ERP Holding Co., Inc.	Delaware
564	ERP Operating Limited Partnership	Illinois
565	ERP-New England Program, L.L.C.	Delaware
566	ERP-QRS Arbors, Inc.	Illinois
567	ERP-QRS BS, Inc.	Illinois
568	ERP-QRS Cedar Ridge, Inc.	Illinois
569	ERP-QRS Country Club I, Inc.	Illinois
570	ERP-QRS Country Club II, Inc.	Illinois
571	ERP-QRS Country Ridge, Inc.	Illinois
572	ERP-QRS CPRT II, Inc.	Illinois
573	ERP-QRS CPRT, Inc.	Illinois
574	ERP-QRS Emerald Place, Inc.	Illinois
575	ERP-QRS Essex Place, Inc.	Illinois
576	ERP-QRS Fairfield, Inc.	Illinois
577	ERP-QRS Flatlands, Inc.	Illinois
578	ERP-QRS Georgian Woods Annex, Inc.	Illinois
579	ERP-QRS Glenlake Club, Inc.	Illinois
580	ERP-QRS Grove L.P., Inc.	Illinois
581	ERP-QRS Hunter’s Glen, Inc.	Illinois
582	ERP-QRS Lincoln, Inc.	Delaware
583	ERP-QRS Lodge (OK), Inc.	Illinois
584	ERP-QRS Magnum, Inc.	Illinois
585	ERP-QRS MET CA, Inc.	Illinois
586	ERP-QRS Northampton I, Inc.	Illinois
587	ERP-QRS Sonterra at Foothills Ranch, Inc.	Illinois
588	ERP-QRS SWN Line, Inc.	Illinois
589	ERP-QRS Towne Centre III, Inc.	Illinois
590	ERP-QRS Towne Centre IV, Inc.	Illinois
591	ERP-Southeast Properties, L.L.C.	Georgia
592	Evans Withycombe Finance Partnership, L.P.	Delaware
593	Evans Withycombe Management, Inc.	Arizona
594	Evans Withycombe Residential, L.P.	Delaware
595	Feather River Community Rentals, L.P.	California
596	Feather River G.P. Corp.	Delaware
597	Florida Partners G.P.	Illinois
598	Fort Lewis SPE, Inc.	Delaware
599	Four Lakes Condominium II, LLC	Delaware
600	Four Lakes Condominium III, LLC	Delaware
601	Four Lakes Condominium IV, LLC	Delaware
602	Four Lakes Condominium V, L.L.C.	Delaware
603	Four Lakes Condominium, LLC	Delaware
604	Fox Ridge Associates, L.P.	California
605	Fox Ridge G.P. Corp.	Delaware
606	Foxwoodburg Associates, L.L.C.	Delaware
607	GC Chaparral Associates, L.P.	Delaware
608	GC Country Club Woods Associates, L.P.	Delaware
609	GC Country Club Woods, L.P.	Delaware
610	GC Greenbriar Associates, L.P.	Delaware
611	GC Greenbriar, L.P.	Delaware
612	GC Hessian Hills Associates, L.P.	Delaware
613	GC Hessian Hills, L.P.	Delaware
614	GC High River Associates, L.P.	Delaware
615	GC High River, L.P.	Delaware
616	GC Pembroke Associates, L.P.	Delaware
617	GC Southeast Partners, L.P.	Delaware
618	GC Spring Lake Manor Associates, L.P.	Delaware
619	GC Spring Lake Manor, L.P.	Delaware
620	GC Three Chopt West Associates, L.P.	Delaware
621	GC Three Chopt West, L.P.	Delaware
622	GC Town & Country/Country Place Associates, L.P.	Delaware
623	GC Town & Country/Country Place, L.P.	Delaware
624	GC Townhouse Associates, L.P.	Delaware
625	GC Townhouse, L.P.	Delaware
626	GC Twin Gates East Associates, L.P.	Delaware
627	GC Twin Gates East, L.P.	Delaware
628	GC Will-O-Wisp Arms Associates, L.P.	Delaware
629	GC Will-O-Wisp Arms, L.P.	Delaware
630	Geary Courtyard Associates	California
631	Georgian Woods Annex Associates	Maryland
632	Glenlake Club Limited Partnership	Illinois
633	Governor’s Green I Trust	Delaware
634	Governor’s Green II Trust	Delaware
635	Governor’s Green III Trust	Delaware
636	GPT-929 House, LLC	Delaware

	Entity	Formation State

637	GPT-Abington Glen, LLC	Delaware
638	GPT-Abington Land, LLC	Delaware
639	GPT-Acton, LLC	Delaware
640	GPT-Briar Knoll, LLC	Delaware
641	GPT-CC, LLC	Delaware
642	GPT-Cedar Glen, LLC	Delaware
643	GPT-CG, LLC	Delaware
644	GPT-Chestnut Glen, LLC	Delaware
645	GPT-Conway Court, LLC	Delaware
646	GPT-East Haven, LLC	Delaware
647	GPT-East Providence, LLC	Delaware
648	GPT-Enfield, LLC	Delaware
649	GPT-Glen Grove, LLC	Delaware
650	GPT-Glen Meadow, LLC	Delaware
651	GPT-GOF II, LLC	Delaware
652	GPT-Gosnold Grove, LLC	Delaware
653	GPT-GPIII, LLC	Delaware
654	GPT-Heritage Green, LLC	Delaware
655	GPT-HG, LLC	Delaware
656	GPT-High Meadow, LLC	Delaware
657	GPT-Highland Glen, LLC	Delaware
658	GPT-Hilltop, LLC	Delaware
659	GPT-Jaclen Tower, LLC	Delaware
660	GPT-Longfellow Glen, LLC	Delaware
661	GPT-Nehoiden Glen, LLC	Delaware
662	GPT-Noonan Glen, LLC	Delaware
663	GPT-Norton Glen, LLC	Delaware
664	GPT-Old Mill Glen, LLC	Delaware
665	GPT-Phillips Park, LLC	Delaware
666	GPT-Plainville, LLC	Delaware
667	GPT-RG Amherst, LLC	Delaware
668	GPT-RG Fall River, LLC	Delaware
669	GPT-RG Milford, LLC	Delaware
670	GPT-RG, LLC	Delaware
671	GPT-Ribbon Mill, LLC	Delaware
672	GPT-Rockingham Glen, LLC	Delaware
673	GPT-SHG, LLC	Delaware
674	GPT-Sturbridge, LLC	Delaware
675	GPT-Summer Hill Glen, LLC	Delaware
676	GPT-Tanglewood, LLC	Delaware
677	GPT-Webster Green, LLC	Delaware
678	GPT-West Springfield, LLC	Delaware
679	GPT-Westfield, LLC	Delaware
680	GPT-Westwood Glen, LLC	Delaware
681	GPT-WG, LLC	Delaware
682	GPT-WILG, LLC	Delaware
683	GPT-Wilkens Glen, LLC	Delaware
684	GPT-Winchester Wood, LLC	Delaware
685	GPT-Windsor, LLC	Delaware
686	GR-Cedar Glen, LP	Delaware
687	GR-Conway Court, L.P.	Delaware
688	GR-Farmington Summit, LLC	Delaware
689	GR-Heritage Court, L.L.C.	Delaware
690	GR-Highland Glen, L.P.	Delaware
691	GR-Northeast Apartments Associates, LLC	Delaware
692	GR-Rockingham Glen, L.P.	Delaware
693	GR-Summer Hill Glen, L.P.	Delaware
694	GR-West Hartford Center, LLC	Delaware
695	GR-Westwood Glen, L.P.	Delaware
696	GR-Westwynd Associates, LLC	Delaware
697	GR-Wilkens Glen, L.P.	Delaware
698	Grand Oasis Condominium, L.L.C.	Delaware
699	GranTree Corporation	Oregon
700	Greenfield Village Association, Inc.	Connecticut
701	Greentree Apartments Limited Partnership	Maryland
702	Greenwich Woods Associates Limited Partnership	Maryland
703	Grove Development LLC	Delaware
704	Grove Operating, L.P.	Delaware
705	Grove Rocky Hill, L.L.C.	Delaware
706	Guilford Company, Inc.	Alabama
707	Hessian Hills Apartment Associates Ltd.	Alabama
708	Hidden Lake Associates, L.P.	California
709	Hidden Lake G.P. Corp.	Delaware
710	High River Associates, Ltd.	Alabama
711	High River Phase I, Ltd.	Alabama
712	Hunter’s Glen General Partnership	Illinois
713	Kingsport Apartments, L.L.C.	Virginia
714	Lakeview Community Rentals, L.P.	California
715	Lakeview G.P. Corp.	Delaware
716	Lakewood Community Rentals G.P. Corp.	Delaware

	Entity	Formation State

717	Lakewood Community Rentals, L.P.	California
718	Landon Legacy Partners Limited	Texas
719	Landon Prairie Creek Partners Limited	Texas
720	Lantern Cove Associates, L.P.	California
721	Lantern Cove G.P. Corp.	Delaware
722	Lawrence Street Partners, LLC	Delaware
723	Lenox Place Limited Partnership	Texas
724	Lewis-McChord Communities, LLC	Delaware
725	Lexford GP II, LLC	Delaware
726	Lexford GP III, LLC	Florida
727	Lexford Guilford GP, LLC	Ohio
728	Lexford Guilford, Inc.	Ohio
729	Lexford Partners, L.L.C.	Ohio
730	Lexford Properties, L.P.	Ohio
731	Lincoln Herndon Residential LLC	Delaware
732	Lincoln Maples Associates LLC	Delaware
733	Longview Place, LLC	Delaware
734	Meridian Guilford BGP Corporation	Delaware
735	Meridian Guilford CGP Corporation	Delaware
736	Meridian Guilford NLPGP Corporation	Delaware
737	Meridian Guilford PGP Corporation	Delaware
738	Merry Land DownREIT I LP	Georgia
739	Mesa Del Oso Associates, L.P.	California
740	Mesa Del Oso G.P. Corp.	Delaware
741	Mission Verde Condominium Homeowners Association	California
742	ML North Carolina Apartments LP	Georgia
743	ML Tennessee Apartments LP	Georgia
744	Mobile Apartment Associates Ltd.	Alabama
745	Montgomery Real Estate Investors, Ltd.	Alabama
746	Mozaic Loan Acquisition, LP	Delaware
747	Mulberry Apartments of Hilliard, Ltd.	Ohio
748	Multifamily Portfolio GP Limited Partnership	Delaware
749	Multifamily Portfolio LP Limited Partnership	Delaware
750	Multifamily Portfolio Partners, Inc.	Delaware
751	NHP-HS Four, Inc.	Delaware
752	Ninth Avenue and 38th Street, L.L.C.	Delaware
753	North Pier L.L.C.	Delaware
754	Oak Mill II Apartments, L.L.C.	Maryland
755	Oaks at Baymeadows Associates	Florida
756	Old Redwoods LLC	Delaware
757	Palm Side Apartments, Ltd.	Florida
758	Parkwood Village Apartments of Douglasville II, Ltd.	Georgia
759	Parkwood Village Apartments of Douglasville, Ltd.	Georgia
760	Pines Whisper, LLC	Florida
761	Pointe East Condominium, LLC	Delaware
762	Prince George’s Metro Apartments, LLC	Delaware
763	QRS-740 River Drive, Inc.	Illinois
764	QRS-Arboretum, Inc.	Illinois
765	QRS-ArtCapLoan, Inc.	Illinois
766	QRS-Bond, Inc.	Illinois
767	QRS-Chardonnay Park, Inc.	Illinois
768	QRS-Codelle, Inc.	Illinois
769	QRS-Connor, Inc.	Illinois
770	QRS-Cove, Inc.	Illinois
771	QRS-Employer, Inc.	Delaware
772	QRS-Fancap 2000A, Inc.	Illinois
773	QRS-Fernbrook, Inc.	Illinois
774	QRS-Greentree I, Inc.	Illinois
775	QRS-LLC, Inc.	Illinois
776	QRS-Marks A, Inc.	Illinois
777	QRS-Marks B, Inc.	Illinois
778	QRS-North Hill, Inc.	Illinois
779	QRS-Pines, Inc.	Illinois
780	QRS-RWE, Inc.	Texas
781	QRS-Scarborough, Inc.	Illinois
782	QRS-Siena Terrace, Inc.	Illinois
783	QRS-Summit Center, Inc.	Illinois
784	QRS-Towers at Portside, Inc.	Illinois
785	QRS-Townhomes of Meadowbrook, Inc.	Illinois
786	QRS-Vinings at Ashley Lake, Inc.	Illinois
787	QRS-Warwick, Inc.	Illinois
788	QRS-Waterfall, Inc.	Illinois
789	Ramblewood Apartments of Richmond County, Ltd.	Georgia
790	Ravenwood Associates Ltd.	Alabama
791	Redwood Hollow Apartments of Smyrna, Ltd.	Ohio
792	Reserve Square, Inc.	Ohio
793	Residential Insurance Agency, LLC (DE)	Delaware
794	Residential Insurance Agency, LLC (OH)	Ohio
795	River’s Bend of Windsor Condominium Association, Inc.	Connecticut
796	Rosehill Pointe General Partnership	Illinois

	Entity	Formation State

797	Sarasota Beneva Place Associates, Ltd.	Florida
798	Scarborough Associates	Maryland
799	Schooner Bay I Associates, L.P.	California
800	Schooner Bay I G.P. Corp.	Delaware
801	Schooner Bay II Associates, L.P.	California
802	Schooner Bay II G.P. Corp.	Delaware
803	Seagull Drive Joint Venture	Florida
804	Second Country Club Associates Limited Partnership	Maryland
805	Second Georgian Woods Limited Partnership	Maryland
806	Sheffield Apartments, L.L.C.	Virginia
807	Songbird General Partnership	Illinois
808	South Shore Associates, L.P.	California
809	South Shore G.P. Corp.	Delaware
810	Spring Lake Manor Associates, Ltd.	Alabama
811	Springbrook Land, L.L.C.	Delaware
812	Springtree Apartments, Ltd.	Florida
813	Squaw Peak Condominium, L.L.C.	Delaware
814	Sugartree Apartments II, Ltd.	Florida
815	Summit Center, LLC	Florida
816	Sunny Oak Village General Partnership	Illinois
817	Tanglewood Apartments, L.L.C.	Virginia
818	The Cleo Homeowners’ Association	California
819	The Crossings Associates	Florida
820	The Gates of Redmond, L.L.C.	Washington
821	The Landings Holding Company, L.L.C.	New Jersey
822	The Landings Urban Renewal Company, L.L.C.	New Jersey
823	Third Greentree Associates Limited Partnership	Maryland
824	Third Towne Centre Limited Partnership	Maryland
825	Tierra Antigua Associates, L.P.	California
826	Tierra Antigua G.P. Corp.	Delaware
827	Towers at Portside Urban Renewal Company, L.L.C.	New Jersey
828	Townhouse Apartment Associates, Ltd.	Alabama
829	Twin Gates Apartments Associates Ltd.	Alabama
830	Venetian Condominium, L.L.C.	Delaware
831	Verona Condominium, L.L.C.	Delaware
832	Vinings Club at Metrowest Limited Partnership	Texas
833	Vintage Associates	California
834	Vintage Ontario, LLC	Delaware
835	Vista Montana Park Homes LLC	Delaware
836	Wadlington Investments General Partnership	Delaware
837	Wadlington, Inc.	Illinois
838	Waterfield Square I Associates, L.P.	California
839	Waterfield Square I G.P. Corp.	Delaware
840	Waterfield Square II Associates, L.P.	California
841	Waterfield Square II G.P. Corp.	Delaware
842	Watermarke Associates	Delaware
843	Wellsford Marks B Corp.	Colorado
844	Wellsford San Tropez Corporation	Arizona
845	Wellsford Warwick Corp.	Colorado
846	Western Hill Condominium Association	Washington
847	WHRP, Inc.	Maryland
848	Will-O-Wisp Associates Ltd.	Alabama
849	Willow Brook Associates, L.P.	California
850	Willow Brook G.P. Corp.	Delaware
851	Willow Creek Community Rentals, L.P.	California
852	Willow Creek G.P. Corp.	Delaware
853	Willowood East Apartments of Indianapolis, Ltd.	Ohio
854	Woodbine Properties	Missouri
855	Woolbright Place Master Association, Inc.	Florida